POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

William G. Griesser,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person's attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

Actively sold products and the Separate Accounts through which they're offered which are covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 ..................................................	811-08963
Single Premium Immediate Annuity...................................................................	333-46414
Intelligent Variable Annuity................................................................................	333-145064

TIAA CREF LIFE INSURANCE COMPANY TIAA-CREF Investment Horizon Annuity

(Individual Flexible Premium Modified Guaranteed Annuity Contract)""".333-230440

Products no longer actively sold and benefiting from "Great West" relief, which permits very limited updates to the product prospectus, and the Separate Accounts through which they're offered which are covered by the Power of Attorney are:

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 (still ................................................	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity ........................	333-61761
Personal Annuity Select Individual Deferred Variable Annuity .........................	333-61761
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1 .................................................	811-10393
Flexible Premium Variable Universal Life Insurance Policy..............................	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy.......	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy ....................................................	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy.............	333-151910
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy 2.0 ..............................................	333-229945
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0 .......	333-229946
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 .................................................	811-22659
Flexible Premium Variable Universal Life Insurance Policy..............................	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy .......	333-183060

This Power of Attorney is effective March 30, 2020 and remains in effect until revoked or revised.

Signed:

/s/ William G. Griesser

____________________________________________

William G. Griesser Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Rashmi Badwe,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person's attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

Actively sold products and the Separate Accounts through which they're offered which are covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 ..................................................	811-08963
Single Premium Immediate Annuity...................................................................	333-46414
Intelligent Variable Annuity................................................................................	333-145064

TIAA CREF LIFE INSURANCE COMPANY TIAA-CREF Investment Horizon Annuity

(Individual Flexible Premium Modified Guaranteed Annuity Contract)""".333-230440

Products no longer actively sold and benefiting from "Great West" relief, which permits very limited updates to the product prospectus, and the Separate Accounts through which they're offered which are covered by the Power of Attorney are:

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 (still ................................................	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity ........................	333-61761
Personal Annuity Select Individual Deferred Variable Annuity .........................	333-61761
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1 .................................................	811-10393
Flexible Premium Variable Universal Life Insurance Policy..............................	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy.......	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy ....................................................	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy.............	333-151910
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy 2.0 ..............................................	333-229945
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0 .......	333-229946
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 .................................................	811-22659
Flexible Premium Variable Universal Life Insurance Policy..............................	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy .......	333-183060

This Power of Attorney is effective March 30, 2020 and remains in effect until revoked or revised.

Signed:

/s/ Rashmi Badwe

____________________________________________

Rashmi Badwe

Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Christine E. Dugan,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person's attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

Actively sold products and the Separate Accounts through which they're offered which are covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 ..................................................	811-08963
Single Premium Immediate Annuity...................................................................	333-46414
Intelligent Variable Annuity................................................................................	333-145064

TIAA CREF LIFE INSURANCE COMPANY TIAA-CREF Investment Horizon Annuity

(Individual Flexible Premium Modified Guaranteed Annuity Contract)""".333-230440

Products no longer actively sold and benefiting from "Great West" relief, which permits very limited updates to the product prospectus, and the Separate Accounts through which they're offered which are covered by the Power of Attorney are:

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 (still ................................................	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity ........................	333-61761
Personal Annuity Select Individual Deferred Variable Annuity .........................	333-61761
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1 .................................................	811-10393
Flexible Premium Variable Universal Life Insurance Policy..............................	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy.......	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy ....................................................	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy.............	333-151910
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy 2.0 ..............................................	333-229945
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0 .......	333-229946
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 .................................................	811-22659
Flexible Premium Variable Universal Life Insurance Policy..............................	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy .......	333-183060

This Power of Attorney is effective March 30, 2020 and remains in effect until revoked or revised.

Signed:

/s/ Christine E. Dugan

____________________________________________

Christine E. Dugan Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Bradley Finkle,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person's attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

Actively sold products and the Separate Accounts through which they're offered which are covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 ..................................................	811-08963
Single Premium Immediate Annuity...................................................................	333-46414
Intelligent Variable Annuity................................................................................	333-145064

TIAA CREF LIFE INSURANCE COMPANY TIAA-CREF Investment Horizon Annuity

(Individual Flexible Premium Modified Guaranteed Annuity Contract)""".333-230440

Products no longer actively sold and benefiting from "Great West" relief, which permits very limited updates to the product prospectus, and the Separate Accounts through which they're offered which are covered by the Power of Attorney are:

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 (still ................................................	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity ........................	333-61761
Personal Annuity Select Individual Deferred Variable Annuity .........................	333-61761
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1 .................................................	811-10393
Flexible Premium Variable Universal Life Insurance Policy..............................	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy.......	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy ....................................................	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy.............	333-151910
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy 2.0 ..............................................	333-229945
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0 .......	333-229946
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 .................................................	811-22659
Flexible Premium Variable Universal Life Insurance Policy..............................	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy .......	333-183060

This Power of Attorney is effective March 30, 2020 and remains in effect until revoked or revised.

Signed:

/s/ Bradley Finkle

____________________________________________

Bradley Finkle Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Derek Heaslip,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person's attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

Actively sold products and the Separate Accounts through which they're offered which are covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 ..................................................	811-08963
Single Premium Immediate Annuity...................................................................	333-46414
Intelligent Variable Annuity................................................................................	333-145064

TIAA CREF LIFE INSURANCE COMPANY TIAA-CREF Investment Horizon Annuity

(Individual Flexible Premium Modified Guaranteed Annuity Contract)""".333-230440

Products no longer actively sold and benefiting from "Great West" relief, which permits very limited updates to the product prospectus, and the Separate Accounts through which they're offered which are covered by the Power of Attorney are:

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 (still ................................................	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity ........................	333-61761
Personal Annuity Select Individual Deferred Variable Annuity .........................	333-61761
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1 .................................................	811-10393
Flexible Premium Variable Universal Life Insurance Policy..............................	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy.......	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy ....................................................	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy.............	333-151910
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy 2.0 ..............................................	333-229945
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0 .......	333-229946
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 .................................................	811-22659
Flexible Premium Variable Universal Life Insurance Policy..............................	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy .......	333-183060

This Power of Attorney is effective March 30, 2020 and remains in effect until revoked or revised.

Signed:

/s/ Derek Heaslip

____________________________________________

Derek Heaslip

Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Eric T. Jones,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person's attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

Actively sold products and the Separate Accounts through which they're offered which are covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 ..................................................	811-08963
Single Premium Immediate Annuity...................................................................	333-46414
Intelligent Variable Annuity................................................................................	333-145064

TIAA CREF LIFE INSURANCE COMPANY TIAA-CREF Investment Horizon Annuity

(Individual Flexible Premium Modified Guaranteed Annuity Contract)""".333-230440

Products no longer actively sold and benefiting from "Great West" relief, which permits very limited updates to the product prospectus, and the Separate Accounts through which they're offered which are covered by the Power of Attorney are:

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 (still ................................................	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity ........................	333-61761
Personal Annuity Select Individual Deferred Variable Annuity .........................	333-61761
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1 .................................................	811-10393
Flexible Premium Variable Universal Life Insurance Policy..............................	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy.......	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy ....................................................	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy.............	333-151910
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy 2.0 ..............................................	333-229945
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0 .......	333-229946
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 .................................................	811-22659
Flexible Premium Variable Universal Life Insurance Policy..............................	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy .......	333-183060

This Power of Attorney is effective March 30, 2020 and remains in effect until revoked or revised.

Signed:

/s/ Eric T. Jones

____________________________________________

Eric T. Jones Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Meredith Kornreich,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person's attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

Actively sold products and the Separate Accounts through which they're offered which are covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 ..................................................	811-08963
Single Premium Immediate Annuity...................................................................	333-46414
Intelligent Variable Annuity................................................................................	333-145064

TIAA CREF LIFE INSURANCE COMPANY TIAA-CREF Investment Horizon Annuity

(Individual Flexible Premium Modified Guaranteed Annuity Contract)""".333-230440

Products no longer actively sold and benefiting from "Great West" relief, which permits very limited updates to the product prospectus, and the Separate Accounts through which they're offered which are covered by the Power of Attorney are:

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 (still ................................................	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity ........................	333-61761
Personal Annuity Select Individual Deferred Variable Annuity .........................	333-61761
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1 .................................................	811-10393
Flexible Premium Variable Universal Life Insurance Policy..............................	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy.......	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy ....................................................	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy.............	333-151910
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy 2.0 ..............................................	333-229945
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0 .......	333-229946
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 .................................................	811-22659
Flexible Premium Variable Universal Life Insurance Policy..............................	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy .......	333-183060

This Power of Attorney is effective March 30, 2020 and remains in effect until revoked or revised.

Signed:

/s/ Meredith Kornreich

____________________________________________

Meredith Kornreich

Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Christopher Van Buren,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person's attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

Actively sold products and the Separate Accounts through which they're offered which are covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 ..................................................	811-08963
Single Premium Immediate Annuity...................................................................	333-46414
Intelligent Variable Annuity................................................................................	333-145064

TIAA CREF LIFE INSURANCE COMPANY TIAA-CREF Investment Horizon Annuity

(Individual Flexible Premium Modified Guaranteed Annuity Contract)""".333-230440

Products no longer actively sold and benefiting from "Great West" relief, which permits very limited updates to the product prospectus, and the Separate Accounts through which they're offered which are covered by the Power of Attorney are:

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 (still ................................................	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity ........................	333-61761
Personal Annuity Select Individual Deferred Variable Annuity .........................	333-61761
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1 .................................................	811-10393
Flexible Premium Variable Universal Life Insurance Policy..............................	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy.......	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy ....................................................	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy.............	333-151910
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy 2.0 ..............................................	333-229945
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0 .......	333-229946
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 .................................................	811-22659
Flexible Premium Variable Universal Life Insurance Policy..............................	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy .......	333-183060

This Power of Attorney is effective March 30, 2020 and remains in effect until revoked or revised.

Signed:

/s/ Christopher Van Buren

____________________________________________

Christopher Van Buren

Director